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	SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C.  20549

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	FORM 8-K
	CURRENT REPORT


	Pursuant to Section 13 or 15(d) of
	the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 27, 1995


	Harman International Industries, Incorporated
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	(Exact name of registrant as specified in its charter)


	Delaware
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	(State or other jurisdiction of incorporation)


        1-9764                                11-2534306
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(Commission File Number)          (IRS Employer Identification No.)


1101 Pennsylvania Avenue, N.W., Ste. 1010, Washington, D.C.  20004
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (202) 393-1101
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                              Not Applicable
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(Former name or former address, if changed since last report)
The total number of sequentially numbered pages is 28.
The Exhibit Index appears on page 5.






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Item 5.  Acquisition or Disposition of Assets

	On February 27, 1995, Harman International Industries, Incorporated ("Harman") completed its acquisition of 100 percent of the outstanding shares of Becker GmbH ("Becker") with satisfaction of all conditions remaining after the execution of the share purchase agreement (the "Agreement") dated February 16, 1995 between Harman, Roland
Becker and Becker Holding S.A. Becker is a leading German manufacturer of automotive OEM and consumer automotive aftermarket electronics.

The Company is filing the financial statements and pro forma results of operations and balance sheet data required by items 7(a) and (b) as previously filed.



Item 7.  Financial Statements and Exhibits

	The financial statements required by Items 7 (a) and (b) are filed as part of this Current Report on Form 8-K/A and are hereby incorporated by reference. Pro forma combined results of operations for Becker and Harman are provided for the twelve month period ending June 30, 1994 and the six month period ending December 31, 1994. Pro forma balance sheet data is provided as of December 31, 1994.



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Item 7.  Financial Statements and Exhibits (continued)


Exhibit		Description

1.1			Audited Combined Financial Statements of
			Becker Holding GmbH and Becker GmbH and
			their subsidiaries for the year ended December
			31, 1994.

1.2			Pro forma combined results of operations for the
			fiscal year ended June 30, 1994 to give effect to the Becker acquisition as though it occurred on July 1, 1993, and

			Pro forma combined results of operations for the six months ended December 31, 1994 to give
			effect to the	Becker acquisition as though it
			occurred on July 1, 1994, and

			Pro forma combined balance sheet as of
			December 31, 1994 giving effect to the Becker acquisition as though it occurred on that date.

23.1			Consent of Independent Auditors


























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	Signatures
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	Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				HARMAN INTERNATIONAL
				INDUSTRIES, INCORPORATED


				By:  /s/ Sandra B. Robinson
				_______________________
				Sandra B. Robinson
				Vice President - Financial Operations



Date:  May 6, 1996































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	EXHIBIT INDEX
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Exhibit No.                             Description               Page
- -----------                                   -----------                 ----

   1.1		Audited Combined Financial Statements
		of Becker GmbH for the year ended
		December 31, 1994.                                          6-19

   1.2		Pro forma combined results of operations
		for the Company and Becker for the fiscal year ended June 30, 1994 to give effect to the Becker acquisition as though it occurred on July 1, 1993, and


		Pro forma combined results of operations for the Company and Becker for the six months ended December 31, 1994 to give effect to the Becker acquisition as though it occurred on July 1, 1993, and

		Pro forma combined balance sheet as of
		December 31, 1994 giving effect to the
		Becker acquisition as though it
		occurred on that date.                                      20-26

   23.1		Consent of Independent Auditors                    27-28


















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